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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 1, 2004



                                 Dillard's, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



          1-6140                                        71-0388071
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 (Commission File Number)                             (I.R.S. Employer
                                                     Identification No.)

           1600 Cantrell Road
          Little Rock, Arkansas                            72201
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(Address of Principal Executive Offices)                 (Zip Code)

                                 (501) 376-5200
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)








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Item 7.01         Regulation FD Disclosure.

                  On November 1, 2004, the registrant issued a press release announcing the completion of the sale of substantially all the assets of Dillard National Bank, the Company's private label credit card subsidiary, to GE Consumer Finance. A copy of the press release is furnished as Exhibit 99.

Item 9.01         Financial Statements and Exhibits
99       Press Release dated November 1, 2004





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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        DILLARD'S, INC.



DATED: November 1, 2004                  By:   /s/ James I. Freeman
       ----------------                     ---------------------
                                         Name:     James I. Freeman
                                         Title:    Senior Vice President
                                                   & Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit No.                Description
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   99          Press Release dated November 1, 2004.